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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Registration Statement relating to Cityscape Financial Corp. and its subsidiaries (the "Company") on Form S-1 of our report, dated March 20, 1994, appearing in the Prospectus which is a part of this Registration Statement. We also consent to the references to us under the headings "Selected Consolidated Financial and Other Data" and "Experts" in such Prospectus.



                                          /s/  SHANE YURMAN & COMPANY


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                                          SHANE YURMAN & COMPANY



Monsey, New York


September 26, 1996